SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 Date of Report (Date of earliest event
                             reported): May 15, 2001

                                  Piranha, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                          0-20190                     36-3859518
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


    2425 N. Central Expressway, Suite 480, Richardson TX         75080
        (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 972-739-0373

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                    Information to be included in the report

Item 6. Resignations of Registrant's Directors.

On May 15, 2001 Barger Tygart and Joseph Sherrill, outside directors of the Company, resigned from the Board of Directors. Their resignations were regretfully accepted by the Company.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                            Piranha, Inc.
                                                            (Registrant)

Date: May 17, 2001                                        /s/Larry Greybill
                                                             ---------------
                                                             Larry Greybill, CEO